Consent of Holtz Rubenstein Reminick LLP, Certified Public Accountants
EX-23.1

Exhibit 23.1

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated March 10, 2006 (except for Note 5, as to which the date is March 27, 2006) included herein and to the reference to our firm under the heading “Experts” in this Registration Statement on Form SB-2.

Holtz Rubenstein Reminick LLP

Melville, New York

September 14, 2006